Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces Second Quarter 2021 Results
Cable Access revenue up 89% year over year
Video revenue up 34% year over year
Record backlog and deferred revenue, up 65% year over year

SAN JOSE, California, August 2, 2021 - Harmonic Inc. (NASDAQ: HLIT) today announced its unaudited results for the second quarter of 2021.
“Harmonic delivered another strong quarter, with revenues and earnings buoyed by robust demand in both our Video and Cable Access segments”, said Patrick Harshman, president and chief executive officer of Harmonic. “Our book-to-bill ratio was 1.6, enabling us to exit the quarter with record backlog and deferred revenue. This momentum positions us well for the balance of the year and into 2022, as we continue to execute on our strategic growth initiatives.”
Q2 Financial and Business Highlights
Financial
•Revenue: $113.4 million, up 53% year over year
◦Cable Access segment revenue: $50.1 million, up 89% year over year
◦Video segment revenue: $63.3 million, up 34% year over year
•Gross margin: GAAP 53.3% and non-GAAP 53.9%, compared to GAAP 51.0% and non-GAAP 51.6% in the year ago period
◦Cable Access segment gross margin: 47.0% compared to 45.7% in the year ago period
◦Video segment gross margin: 59.3% compared to 54.8% in the year ago period
•Operating income (loss): GAAP income $2.1 million and non-GAAP income $6.6 million, compared to GAAP loss $9.6 and non-GAAP loss $5.1 million in the year ago period
•Adjusted EBITDA: $9.5 million income compared to $2.8 million loss in the year ago period
•Net income (loss): GAAP net loss $2.0 million and non-GAAP net income of $4.8 million, compared to GAAP net loss $15.4 million and non-GAAP net loss $5.9 million in the year ago period
•EPS: GAAP net loss per share of $0.02 and non-GAAP net income per share of $0.05, compared to GAAP net loss per share of $0.16 and non-GAAP net loss per share of $0.06 in the year ago period
•Cash: $115.2 million, up $37.5 million year over year
Business
•CableOS® solution commercially deployed with 62 customers, up 114% year over year
•CableOS deployments scaled to 3.3 million served cable modems, up 94% year over year
•VOS® streaming SaaS customer base increased to 102, up 55% year over year; SaaS revenue increased 68% year over year

Select Financial Information

	GAAP			Non-GAAP
Key Financial Results	Q2 2021	Q1 2021	Q2 2020	Q2 2021	Q1 2021	Q2 2020
	(in millions, except per share data)
Net revenue	$113.4	$111.6	$74.0	$113.4	$111.6	$74.0
Net income (loss)	$(2.0)	$(6.1)	$(15.4)	$4.8	$4.5	$(5.9)
Diluted EPS	$(0.02)	$(0.06)	$(0.16)	$0.05	$0.04	$(0.06)

Other Financial Information				Q2 2021	Q1 2021	Q2 2020
				(in millions)
Adjusted EBITDA for the quarter				$9.5	$9.1	$(2.8)
Bookings for the quarter				$186.9	$96.3	$77.0
Backlog and deferred revenue as of quarter end				$347.2	$274.3	$210.2
Cash and cash equivalents as of quarter end				$115.2	$100.8	$77.7
Explanations regarding our use of non-GAAP financial measures and related definitions, and reconciliations of our GAAP and non-GAAP measures, are provided in the sections below entitled “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations”.
Financial Guidance

	Q3 2021 GAAP Financial Guidance (1)
	Low				High
(Unaudited, in millions, except percentages)	Video	Cable Access	Adjustments (2)	Total GAAP	Video	Cable Access	Adjustments (2)	Total GAAP
Net revenue	$62.0	$50.0	$—	$112.0	$67.0	$55.0	$—	$122.0
Gross margin %	55.0%	41.5% (3)	(0.5)%	49.4%	58.0%	43.5% (3)	(0.5)%	50.1%
Operating expenses	$35.0	$18.5	$5.6	$59.1	$36.0	$19.0	$5.6	$60.6
Operating income (loss)	$(0.9)	$3.3	$(6.2)	$(3.8)	$2.9	$3.8	$(6.2)	$0.5
Tax expense (4)				$(0.8)				$(0.8)
EPS (4)				$(0.07)				$(0.03)
Shares (4)				102.0				102.0
Cash (4)				$115.0				$125.0
(1) Components may not sum to total due to rounding.
(2) See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
(3) Low-end gross margin relates to high-end of revenue, and high-end gross margin relates to low-end of revenue.
(4) The guidance is provided at the total company level and not by segment.

	Q4 2021 GAAP Financial Guidance (1)
	Low				High
(Unaudited, in millions, except percentages)	Video	Cable Access	Adjustments (2)	Total GAAP	Video	Cable Access	Adjustments (2)	Total GAAP
Net revenue	$82.0	$50.0	$—	$133.0	$87.0	$60.0	$—	$148.0
Gross margin %	54.0%	45% (3)	(0.6)%	50.2%	56.0%	47% (3)	(0.5)%	51.0%
Operating expenses	$35.0	$20.0	$4.7	$59.7	$36.0	$21.0	$4.7	$61.7
Operating income (loss)	$8.9	$3.6	$(5.4)	$7.1	$12.9	$6.3	$(5.4)	$13.8
Tax expense (4)				$(0.8)				$(0.8)
EPS (4)				$0.03				$0.09
Shares (4)				106.6				106.6
Cash (4)				$125.0				$145.0
(1) Components may not sum to total due to rounding.
(2) See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
(3) Low-end gross margin relates to high-end of revenue, and high-end gross margin relates to low-end of revenue.
(4) The guidance is provided at the total company level and not by segment.

	2021 GAAP Financial Guidance (1)
	Low				High
(Unaudited, in millions, except percentages)	Video	Cable Access	Adjustments (2)	Total GAAP	Video	Cable Access	Adjustments (2)	Total GAAP
Net revenue	$278.0	$192.0	$—	$470.0	$288.0	$207.0	$—	$495.0
Gross margin %	55.5%	44% (3)	(0.6)%	50.6%	57.0%	45% (3)	(0.6)%	51.0%
Operating expenses	$141.0	$73.2	$22.0	$236.2	$143.0	$74.7	$22.0	$239.7
Operating income (loss)	$13.3	$13.2	$(24.9)	$1.6	$21.1	$16.4	$(24.9)	$12.6
Tax expense (4)				$(3.7)				$(3.7)
EPS (4)				$(0.12)				$(0.01)
Shares (4)				101.4				101.4
Cash (4)				$125.0				$145.0

(1) Components may not sum to total due to rounding
(2) See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
(3) Low-end gross margin relates to high-end of revenue, and high-end gross margin relates to low-end of revenue.
(4) The guidance is provided at the total company level and not by segment.

	Q3 2021 Non-GAAP Financial Guidance (1)
	Low			High
(Unaudited, in millions, except percentages)	Video	Cable Access	Total	Video	Cable Access	Total
Net revenue	$62.0	$50.0	$112.0	$67.0	$55.0	$122.0
Gross margin %	55.0%	41.5% (2)	49.9%	58.0%	43.5% (2)	50.6%
Operating expenses	$35.0	$18.5	$53.5	$36.0	$19.0	$55.0
Operating income (loss)	$(0.9)	$3.3	$2.4	$2.9	$3.8	$6.7
Adjusted EBITDA	$1.1	$4.7	$5.8	$4.9	$5.2	$10.1
Tax rate (3)			10.0%			10.0%
EPS (3)			$0.01			$0.05
Shares (3)			105.8			105.8
Cash (3)			$115.0			$125.0
(1) See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below. Components may not sum to total due to rounding.
(2) Low-end gross margin relates to high-end of revenue, and high-end gross margin relates to low-end of revenue.
(3) The guidance is provided at the total company level and not by segment.

	Q4 2021 Non-GAAP Financial Guidance (1)
	Low			High
(Unaudited, in millions, except percentages)	Video	Cable Access	Total	Video	Cable Access	Total
Net revenue	$82.0	$50.0	$133.0	$87.0	$60.0	$148.0
Gross margin %	54.0%	45% (2)	50.8%	56.0%	47% (2)	51.5%
Operating expenses	$35.0	$20.0	$55.0	$36.0	$21.0	$57.0
Operating income (loss)	$8.9	$3.6	$12.5	$12.9	$6.3	$19.2
Adjusted EBITDA	$11.0	$4.9	$15.9	$15.0	$7.6	$22.6
Tax rate (3)			10.0%			10.0%
EPS (3)			$0.09			$0.15
Shares (3)			106.6			106.6
Cash (3)			$125.0			$145.0

(1) See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below. Components may not sum to total due to rounding.
(2) Low-end gross margin relates to high-end of revenue, and high-end gross margin relates to low-end of revenue.
(3) The guidance is provided at the total company level and not by segment.

	2021 Non-GAAP Financial Guidance (1)
	Low			High
(Unaudited, in millions, except percentages)	Video	Cable Access	Total	Video	Cable Access	Total
Net revenue	$278.0	$192.0	$470.0	$288.0	$207.0	$495.0
Gross margin %	55.5%	44% (2)	51.2%	57.0%	45% (2)	51.6%
Operating expenses	$141.0	$73.2	$214.2	$143.0	$74.7	$217.7
Operating income (loss)	$13.3	$13.2	$26.5	$21.1	$16.4	$37.5
Adjusted EBITDA	$21.7	$18.7	$40.4	$29.5	$21.9	$51.4
Tax rate (3)			10.0%			10.0%
EPS (3)			$0.19			$0.29
Shares (3)			104.9			104.9
Cash (3)			$125.0			$145.0

(1) See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below. Components may not sum to total due to rounding.
(2) Low-end gross margin relates to high-end of revenue, and high-end gross margin relates to low-end of revenue.
(3) The guidance is provided at the total company level and not by segment.

Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. Pacific (5:00 p.m. Eastern) on Monday, August 2, 2021. The live webcast will be available on the Harmonic Investor Relations website at http://investor.harmonicinc.com. An audio version of the webcast will be available by calling +1.574.990.1032 or +1.800.240.9147 (conference ID 6698805). A replay will be available after 5:00 p.m. PT on the same web site or by calling +1.404.537.3406 or +1.855.859.2056 (conference ID 6698805).
About Harmonic Inc.
Harmonic (NASDAQ: HLIT), the worldwide leader in virtualized cable access and video delivery solutions, enables media companies and service providers to deliver ultra-high-quality video streaming and broadcast services to consumers globally. The Company revolutionized cable access networking via the industry’s first virtualized cable access solution, enabling cable operators to more flexibly deploy gigabit internet service to consumers’ homes and mobile devices. Whether simplifying OTT video delivery via innovative cloud and software platforms, or powering the delivery of gigabit internet cable services, Harmonic is changing the way media companies and service providers monetize live and on-demand content on every screen. More information is available at www.harmonicinc.com.

Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: net revenue, gross margins, operating expenses, operating income (loss), Adjusted EBITDA, tax expense and tax rate, EPS and cash. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: the market and technology trends underlying our Video and Cable Access businesses will not continue to develop in their current direction or pace; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the potential impact of the Covid-19 pandemic on our operations or the operations of our supply chain or our customers; the impact of general economic conditions on our sales and operations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite, telco, broadcast and media industries; customer concentration and consolidation; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations; exchange rate fluctuations of the currencies in which we conduct business; risks associated with our CableOS and VOS product solutions; dependence on various video and broadband industry trends; inventory management; the lack of timely availability or the impact of increases in the prices of parts or raw materials necessary to produce our products; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; and the effect on our business of natural disasters. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2020, our most recent Quarterly Report on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
Use of Non-GAAP Financial Measures
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, establish operating budgets, set internal measurement targets and make operating decisions.
These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Harmonic's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Harmonic's results of operations in conjunction with the corresponding GAAP measures.
The Company believes that the presentation of non-GAAP measures when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.
The non-GAAP measures presented here are: segment revenue, gross profit, operating expenses, income (loss) from operations, non-operating expenses and net income (loss) (including those amounts as a percentage of revenue), Adjusted EBITDA and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures.

Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
Stock-based compensation - Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We believe that management is limited in its ability to project the impact stock-based compensation would have on our operating results. In addition, for comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of our core business and to facilitate the comparison of our results to the results of our peer companies.
Amortization of intangibles - A portion of the purchase price of our acquisitions is generally allocated to intangible assets, and is subject to amortization. However, Harmonic does not acquire businesses on a predictable cycle. Additionally, the amount of an acquisition’s purchase price allocated to intangible assets and the term of its related amortization can vary significantly and is unique to each acquisition. Therefore, we believe that the presentation of non-GAAP financial measures that adjust for the amortization of intangible assets provides investors and others with a consistent basis for comparison across accounting periods.
Restructuring and related charges - Harmonic from time to time incurs restructuring charges which primarily consist of employee severance, one-time termination benefits related to the reduction of its workforce, lease exit costs, and other costs. These charges are associated with material business shifts. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Loss on convertible debt extinguishment - In the second quarter of fiscal 2020, we recorded a debt extinguishment loss of $0.8 million resulting from the exchange of $37.7 million in aggregate principal amount of our convertible notes due in 2020 for $37.7 million in aggregate principal amount of convertible notes due in 2022. We have excluded this loss from our non-GAAP financial measures because we do not believe the loss is reflective of our ongoing long-term business and operating results.
Non-cash interest expense and other expenses related to convertible notes and other debt - We record the accretion of the debt discount related to the equity component and amortization of issuance costs as non-cash interest expense. We believe that excluding these costs provides meaningful supplemental information regarding operational performance and liquidity, along with enhancing investors’ ability to view the Company’s results from management’s perspective. In addition, we believe excluding these costs from the non-GAAP measures facilitates comparisons to our historical operating results and comparisons to peer company operating results.
Discrete tax items and tax effect of non-GAAP adjustments - The income tax effect of non-GAAP adjustments relates to the tax effect of the adjustments that we incorporate into non-GAAP financial measures in order to provide a more meaningful measure of non-GAAP net income.
Depreciation - Depreciation expense, along with interest, tax and stock-based compensation expense, restructuring charges and amortization of intangible assets, is excluded from Adjusted EBITDA because we do not believe depreciation and the other items relate to the ordinary course of our business or are reflective of our underlying business performance.
CONTACTS:

Sanjay Kalra	David Hanover
Chief Financial Officer	Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.490.6031	+1.212.896.1220

Harmonic Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except per share data)

	July 2, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$115,177	$98,645
Accounts receivable, net	100,599	66,227
Inventories	43,031	35,031
Prepaid expenses and other current assets	42,314	38,132
Total current assets	301,121	238,035
Property and equipment, net	44,374	43,141
Operating lease right-of-use assets	30,175	27,556
Other non-current assets	33,322	39,117
Goodwill	242,248	243,674
Total assets	$651,240	$591,523

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Other debts, current	5,678	11,771
Accounts payable	37,625	23,543
Deferred revenue	68,392	54,294
Operating lease liabilities, current	6,847	7,354
Other current liabilities	67,829	50,333
Total current liabilities	186,371	147,295
Convertible debt, non-current	132,575	129,507
Other debts, non-current	13,954	10,086
Operating lease liabilities, non-current	29,015	26,071
Other non-current liabilities	22,001	20,262
Total liabilities	$383,916	$333,221

Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 101,794 and 98,204 shares issued and outstanding at July 2, 2021 and December 31, 2020, respectively	102	98
Additional paid-in capital	2,373,851	2,353,559
Accumulated deficit	(2,109,344)	(2,101,211)
Accumulated other comprehensive income	2,715	5,856
Total stockholders’ equity	267,324	258,302
Total liabilities and stockholders’ equity	$651,240	$591,523

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months ended		Six Months Ended
	July 2, 2021	June 26, 2020	July 2, 2021	June 26, 2020
Revenue:
Appliance and integration	$78,598	$42,224	$158,574	$89,976
SaaS and service	34,850	31,770	66,450	62,435
Total net revenue	113,448	73,994	225,024	152,411
Cost of revenue:
Appliance and integration	40,365	22,784	82,984	49,071
SaaS and service	12,578	13,437	26,390	28,829
Total cost of revenue	52,943	36,221	109,374	77,900
Total gross profit	60,505	37,773	115,650	74,511
Operating expenses:
Research and development	24,783	19,498	48,311	41,621
Selling, general and administrative	33,586	27,005	68,497	58,223
Amortization of intangibles	—	742	507	1,512
Restructuring and related charges	—	82	43	758
Total operating expenses	58,369	47,327	117,358	102,114
Income (loss) from operations	2,136	(9,554)	(1,708)	(27,603)
Interest expense, net	(2,630)	(3,062)	(5,233)	(5,965)
Loss on convertible debt extinguishment	—	(834)	—	(834)
Other income (expense), net	(147)	(373)	872	(646)
Loss before income taxes	(641)	(13,823)	(6,069)	(35,048)
Provision for income taxes	1,368	1,578	2,064	2,307
Net loss	$(2,009)	$(15,401)	$(8,133)	$(37,355)

Net loss per share:
Basic and diluted	$(0.02)	$(0.16)	$(0.08)	$(0.39)
Shares used in per share calculations:
Basic and diluted	101,218	96,727	100,539	96,255

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Six Months Ended
	July 2, 2021	June 26, 2020
Cash flows from operating activities:
Net loss	$(8,133)	$(37,355)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	6,164	5,535
Amortization of intangibles	507	2,462
Stock-based compensation	12,429	9,807
Amortization of convertible debt discount	3,093	3,785
Amortization of warrant	863	868
Foreign currency remeasurement	(1,897)	(89)
Loss on convertible debt extinguishment	—	834
Deferred income taxes	981	1,116
Provision for expected credit losses and returns	2,230	662
Provision for excess and obsolete inventories	1,004	723
Other adjustments	111	207
Changes in operating assets and liabilities:
Accounts receivable	(36,709)	13,024
Inventories	(8,825)	(4,032)
Other assets	882	19,182
Accounts payable	14,544	(14,963)
Deferred revenues	15,553	11,241
Other liabilities	15,642	(12,117)
Net cash provided by operating activities	18,439	890
Cash flows from investing activities:
Purchases of property and equipment	(7,685)	(20,753)
Net cash used in investing activities	(7,685)	(20,753)
Cash flows from financing activities:
Payment of convertible debt	—	(25)
Payment of convertible debt issuance costs	—	(35)
Proceeds from other debts	3,772	9,398
Repayment of other debts	(5,401)	(6,342)
Proceeds from common stock issued to employees	9,068	3,000
Payment of tax withholding obligations related to net share settlements of restricted stock units	(1,194)	(1,049)
Net cash provided by financing activities	6,245	4,947
Effect of exchange rate changes on cash and cash equivalents	(467)	(398)
Net increase (decrease) in cash and cash equivalents	16,532	(15,314)
Cash and cash equivalents at beginning of period	98,645	93,058
Cash and cash equivalents at end of period	$115,177	$77,744

Harmonic Inc.
Preliminary GAAP Revenue Information
(Unaudited, in thousands, except percentages)

	Three Months Ended
	July 2, 2021		April 2, 2021		June 26, 2020
Geography
Americas	$71,525	63%	$75,062	67%	$42,307	58%
EMEA	28,441	25%	27,607	25%	24,714	33%
APAC	13,482	12%	8,907	8%	6,973	9%
Total	$113,448	100%	$111,576	100%	$73,994	100%

Market
Service Provider	$68,929	61%	$53,660	48%	$42,169	57%
Broadcast and Media	44,519	39%	57,916	52%	31,825	43%
Total	$113,448	100%	$111,576	100%	$73,994	100%

	Six Months Ended
	July 2, 2021		June 26, 2020
Geography
Americas	$146,587	65%	$79,957	53%
EMEA	56,048	25%	52,530	34%
APAC	22,389	10%	19,924	13%
Total	$225,024	100%	$152,411	100%

Market
Service Provider	$122,589	54%	$85,928	56%
Broadcast and Media	102,435	46%	66,483	44%
Total	$225,024	100%	$152,411	100%

Harmonic Inc.
Preliminary Segment Information
(Unaudited, in thousands, except percentages)

	Three Months Ended July 2, 2021
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$63,355	$50,093	$113,448	$—	$113,448
Gross profit	37,571	23,538	61,109	(604)	60,505
Gross margin %	59.3%	47.0%	53.9%		53.3%
Operating income (loss)	1,559	4,992	6,551	(4,415)	2,136
Operating margin %	2.5%	10.0%	5.8%		1.9%

	Three Months Ended April 2, 2021
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$70,331	$41,245	$111,576	$—	$111,576
Gross profit	38,774	17,408	56,182	(1,037)	55,145
Gross margin %	55.1%	42.2%	50.4%		49.4%
Operating income (loss)	3,772	1,296	5,068	(8,912)	(3,844)
Operating margin %	5.4%	3.1%	4.5%		(3.4)%

	Three Months Ended June 26, 2020
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$47,453	$26,541	$73,994	$—	$73,994
Gross profit	26,024	12,128	38,152	(379)	37,773
Gross margin %	54.8%	45.7%	51.6%		51.0%
Operating loss	(4,237)	(878)	(5,115)	(4,439)	(9,554)
Operating margin %	(8.9)%	(3.3)%	(6.9)%		(12.9)%

	Six Months Ended July 2, 2021
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$133,686	$91,338	$225,024	$—	$225,024
Gross profit	76,345	40,946	117,291	(1,641)	115,650
Gross margin %	57.1%	44.8%	52.1%		51.4%
Operating income (loss)	5,331	6,288	11,619	(13,327)	(1,708)
Operating margin %	4.0%	6.9%	5.2%		(0.8)%

	Six Months Ended June 26, 2020
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$101,825	$50,586	$152,411	$—	$152,411
Gross profit	53,931	22,542	76,473	(1,962)	74,511
Gross margin %	53.0%	44.6%	50.2%		48.9%
Operating income (loss)	(10,504)	(4,143)	(14,647)	(12,956)	(27,603)
Operating margin %	(10.3)%	(8.2)%	(9.6)%		(18.1)%
(1) See “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations” below.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three Months Ended July 2, 2021
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating expense, net	Net Income (Loss)
GAAP	$113,448	$60,505	$58,369	$2,136	$(2,777)	$(2,009)
Stock-based compensation	—	222	(3,811)	4,033	—	4,033
Amortization of intangibles	—	—	—	—	—	—
Restructuring and related charges	—	382	—	382	—	382
Non-cash interest and other expenses related to convertible notes	—	—	—	—	1,560	1,560
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	836
Total adjustments	—	604	(3,811)	4,415	1,560	6,811
Non-GAAP	$113,448	$61,109	$54,558	$6,551	$(1,217)	$4,802
As a % of revenue (GAAP)		53.3%	51.5%	1.9%	(2.4)%	(1.8)%
As a % of revenue (Non-GAAP)		53.9%	48.1%	5.8%	(1.1)%	4.2%
Diluted net income (loss) per share:
GAAP						$(0.02)
Non-GAAP						$0.05
Shares used in per share calculation:
GAAP						101,218
Non-GAAP						103,825

	Three Months Ended April 2, 2021
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating expense, net	Net Income (Loss)
GAAP	$111,576	$55,145	$58,989	$(3,844)	$(1,584)	$(6,124)
Stock-based compensation	—	1,073	(7,325)	8,398	—	8,398
Amortization of intangibles	—	—	(507)	507	—	507
Restructuring and related charges	—	(36)	(43)	7	—	7
Non-cash interest and other expenses related to convertible notes	—	—	—	—	1,532	1,532
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	194
Total adjustments	—	1,037	(7,875)	8,912	1,532	10,638
Non-GAAP	$111,576	$56,182	$51,114	$5,068	$(52)	$4,514
As a % of revenue (GAAP)		49.4%	52.9%	(3.4)%	(1.4)%	(5.5)%
As a % of revenue (Non-GAAP)		50.4%	45.8%	4.5%	—%	4.0%
Diluted net income (loss) per share:
GAAP						$(0.06)
Non-GAAP						$0.04
Shares used in per share calculation:
GAAP						99,868
Non-GAAP						103,190

	Three Months Ended June 26, 2020
	Revenue	Gross Profit	Total Operating Expense	Loss from Operations	Total Non-operating expense, net	Net Loss
GAAP	$73,994	$37,773	$47,327	$(9,554)	$(4,269)	$(15,401)
Stock-based compensation	—	312	(3,236)	3,548	—	3,548
Amortization of intangibles	—	65	(742)	807	—	807
Restructuring and related charges	—	2	(82)	84	—	84
Loss on convertible debt extinguishment	—	—	—	—	834	834
Non-cash interest and other expenses related to convertible notes	—	—	—	—	1,950	1,950
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	2,238
Total adjustments	—	379	(4,060)	4,439	2,784	9,461
Non-GAAP	$73,994	$38,152	$43,267	$(5,115)	$(1,485)	$(5,940)
As a % of revenue (GAAP)		51.0%	64.0%	(12.9)%	(5.8)%	(20.8)%
As a % of revenue (Non-GAAP)		51.6%	58.5%	(6.9)%	(2.0)%	(8.0)%
Diluted net loss per share:
GAAP						$(0.16)
Non-GAAP						$(0.06)
Shares used in per share calculation:
GAAP and Non-GAAP						96,727

	Six Months Ended July 2, 2021
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating expense, net	Net Income (Loss)
GAAP	$225,024	$115,650	$117,358	$(1,708)	$(4,361)	$(8,133)
Stock-based compensation	—	1,295	(11,136)	12,431	—	12,431
Amortization of intangibles	—		(507)	507	—	507
Restructuring and related charges	—	346	(43)	389	—	389
Non-cash interest and other expenses related to convertible notes	—	—	—	—	3,092	3,092
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1,030
Total adjustments	—	1,641	(11,686)	13,327	3,092	17,449
Non-GAAP	$225,024	$117,291	$105,672	$11,619	$(1,269)	$9,316
As a % of revenue (GAAP)		51.4%	52.2%	(0.8)%	(1.9)%	(3.6)%
As a % of revenue (Non-GAAP)		52.1%	47.0%	5.2%	(0.6)%	4.1%
Diluted net income (loss) per share:
GAAP						$(0.08)
Non-GAAP						$0.09
Shares used in per share calculation:
GAAP						100,539
Non-GAAP						103,494

	Six Months Ended June 26, 2020
	Revenue	Gross Profit	Total Operating Expense	Loss from Operations	Total Non-operating expense, net	Net Loss
GAAP	$152,411	$74,511	$102,114	$(27,603)	$(7,445)	$(37,355)
Stock-based compensation	—	1,083	(8,724)	9,807	—	9,807
Amortization of intangibles	—	950	(1,512)	2,462	—	2,462
Restructuring and related charges	—	(71)	(758)	687	—	687
Loss on convertible debt extinguishment	—	—	—	—	834	834
Non-cash interest and other expenses related to convertible notes	—	—	—	—	3,785	3,785
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	4,054
Total adjustments	—	1,962	(10,994)	12,956	4,619	21,629
Non-GAAP	$152,411	$76,473	$91,120	$(14,647)	$(2,826)	$(15,726)
As a % of revenue (GAAP)		48.9%	67.0%	(18.1)%	(4.9)%	(24.5)%
As a % of revenue (Non-GAAP)		50.2%	59.8%	(9.6)%	(1.9)%	(10.3)%
Diluted net loss per share:
GAAP						$(0.39)
Non-GAAP						$(0.16)
Shares used in per share calculation:
GAAP and Non-GAAP						96,255

Harmonic Inc.
Preliminary Adjusted EBITDA Reconciliation (Unaudited)
(In thousands)

	Three Months Ended
	July 2, 2021	April 2, 2021	June 26, 2020
Net income (loss) - GAAP	$(2,009)	$(6,124)	$(15,401)
Provision for income taxes	1,368	696	1,578
Interest expense, net	2,630	2,603	3,062
Depreciation	3,107	3,057	2,692
Amortization of intangibles	—	507	807
EBITDA	5,096	739	(7,262)

Adjustments
Stock-based compensation	4,033	8,398	3,548
Loss on convertible debt extinguishment	—	—	834
Restructuring and related charges	382	7	84
Adjusted EBITDA	$9,511	$9,144	$(2,796)

	Six Months Ended
	July 2, 2021	June 26, 2020
Net income (loss) - GAAP	$(8,133)	$(37,355)
Provision for income taxes	2,064	2,307
Interest expense, net	5,233	5,965
Depreciation	6,164	5,535
Amortization of intangibles	507	2,462
EBITDA	5,835	(21,086)

Adjustments
Stock-based compensation	12,431	9,807
Loss on convertible debt extinguishment	—	834
Restructuring and related charges	389	687
Adjusted EBITDA	$18,655	$(9,758)

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Financial Guidance
(In millions, except percentages and per share data)

	Q3 2021 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Income (Loss) from Operations			Total Non-operating Expense, net			Net Income (Loss)
GAAP	$112.0	to	$122.0	$55.3	to	$61.1	$59.1	to	$60.6	$(3.8)	to	$0.5	$(3.0)			$(7.6)	to	$(3.3)
Stock-based compensation expense	—			0.6			(5.6)			6.2			—			6.2
Amortization of intangibles	—			—			—			—			—			—
Restructuring and related charges	—			—			—			—			—			—
Non-cash interest and other expenses related to convertible notes	—			—			—			—			1.6			1.6
Tax effect of non-GAAP adjustments	—			—			—			—						$0.7	to	$0.3
Total adjustments	—			0.6			(5.6)			6.2			1.6			$8.5	to	$8.1
Non-GAAP	$112.0	to	$122.0	$55.9	to	$61.7	$53.5	to	$55.0	$2.4	to	$6.7	$(1.4)			$0.9	to	$4.8
As a % of revenue (GAAP)				49.4%	to	50.1%	52.8%	to	49.7%	(3.4)%	to	0.4%	(2.7)%	to	(2.5)%	(6.8)%	to	(2.7)%
As a % of revenue (Non-GAAP)				49.9%	to	50.6%	47.8%	to	45.1%	2.1%	to	5.5%	(1.3)%	to	(1.1)%	0.8%	to	3.9%
Diluted net income (loss) per share:
GAAP																$(0.07)	to	$(0.03)
Non-GAAP																$0.01	to	$0.05
Shares used in per share calculation:
GAAP																102.0
Non-GAAP																105.8
(1) Components may not sum to total due to rounding.

	Q4 2021 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Income (Loss) from Operations			Total Non-operating Expense, net			Net Income (Loss)
GAAP	$133.0	to	$148.0	$66.8	to	$75.5	$59.7	to	$61.7	$7.1	to	$13.8	$(3.0)			$3.3	to	$10.0
Stock-based compensation expense	—			0.3			(4.3)			4.6			—			4.6
Amortization of intangibles	—			—			—			—			—			—
Restructuring and related charges	—			0.4			(0.4)			0.8			—			0.8
Non-cash interest and other expenses related to convertible notes	—			—			—			—			1.6			1.6
Tax effect of non-GAAP adjustments	—			—			—			—			—			$(0.3)	to	$(1.0)
Total adjustments	—			0.7			(4.7)			5.4			1.6			$6.7	to	$6.0
Non-GAAP	$133.0	to	$148.0	$67.5	to	$76.2	$55.0	to	$57.0	$12.5	to	$19.2	$(1.4)			$10.0	to	$16.0
As a % of revenue (GAAP)				50.2%	to	51.0%	44.9%	to	41.7%	5.3%	to	9.3%	(2.3)%	to	(2.0)%	2.5%	to	6.8%
As a % of revenue (Non-GAAP)				50.8%	to	51.5%	41.4%	to	38.5%	9.4%	to	13.0%	(1.1)%	to	(0.9)%	7.5%	to	10.8%
Diluted net income (loss) per share:
GAAP																$0.03	to	$0.09
Non-GAAP																$0.09	to	$0.15
Shares used in per share calculation:
GAAP																106.6
Non-GAAP																106.6
(1) Components may not sum to total due to rounding.

	2021 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Income (Loss) from Operations			Total Non-operating Expense, net			Net Income (Loss)
GAAP	$470.0	to	$495.0	$237.8	to	$252.3	$236.2	to	$239.7	$1.6	to	$12.6	$(10.3)			$(12.4)	to	$(1.4)
Stock-based compensation expense	—			2.2			(21.1)			23.3			—			23.3
Amortization of intangibles	—			—			(0.5)			0.5			—			0.5
Restructuring and related charges	—			0.7			(0.4)			1.1			—			1.1
Non-cash interest and other expenses related to convertible notes	—			—			—			—			6.3			6.3
Tax effect of non-GAAP adjustments	—			—			—			—			—			$1.4	to	$0.3
Total adjustments	—			2.9			(22.0)			24.9			6.3			$32.6	to	$31.5
Non-GAAP	$470.0	to	$495.0	$240.7	to	$255.2	$214.2	to	$217.7	$26.5	to	$37.5	$(4.0)			$20.2	to	$30.1
As a % of revenue (GAAP)				50.6%	to	51.0%	50.3%	to	48.4%	0.3%	to	2.5%	(2.2)%	to	(2.1)%	(2.6)%	to	(0.3)%
As a % of revenue (Non-GAAP)				51.2%	to	51.6%	45.6%	to	44.0%	5.6%	to	7.6%	(0.9)%	to	(0.8)%	4.3%	to	6.1%
Diluted net income (loss) per share:
GAAP																$(0.12)	to	$(0.01)
Non-GAAP																$0.19	to	$0.29
Shares used in per share calculation:
GAAP																101.4
Non-GAAP																104.9
(1) Components may not sum to total due to rounding.

Harmonic Inc.
Adjusted EBITDA Reconciliation on Financial Guidance (Unaudited)(1)
(In millions)

	Q3 2021 Financial Guidance			Q4 2021 Financial Guidance			2021 Financial Guidance
Net income (loss) - GAAP	$(7.6)	to	$(3.3)	$3.3	to	$10	$(12.4)	to	$(1.4)
Provision for income taxes			0.8			0.8			3.7
Interest expense, net			2.6			2.6			10.4
Depreciation			3.8			3.8			13.8
Amortization of intangibles			—			—			0.5
EBITDA	$(0.4)	to	$3.9	$10.5	to	$17.2	$16.0	to	$27.0

Adjustments
Stock-based compensation			6.2			4.6			23.3
Restructuring and related charges			—			0.8			1.1
Adjusted EBITDA	$5.8	to	$10.1	$15.9	to	$22.6	$40.4	to	$51.4
(1) Components may not sum to total due to rounding.